Intangible Assets, Net - Summary of the Projected Annual Amortization Expense for the Company's Intangible Assets (Detail) $ in Thousands	Dec. 31, 2020 USD ($)
Intangible Assets, Net (Excluding Goodwill) [Abstract]
2021	$ 550
2022	505
2023	273
2024	14
2025	14
Thereafter	1,271
Total	$ 2,627